DEFINITIVE NOTICE AND PROXY STATEMENT SCHEDULE 14A INFORMATION

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Cycle Country Accessories Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cycle Country Accessories Corp.

August 21, 2009

Dear Stockholder:

I am pleased to invite you to Cycle Country Accessories Corp.’s 2009 annual meeting of stockholders (the “Annual Meeting”). This year’s meeting will be held on Tuesday, September 22, 2009, at Clay County Regional Event Center, 800 West 18th Street, Spencer, IA 51301, beginning at 6:00 p.m., local time.  Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement. A copy of our 2008 Annual Report on Form 10-KSB is also enclosed.

Whether or not you plan to attend the annual meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. If you return your signed proxy but no voting instructions are given, your shares will be voted “For” each of the nominated Directors, and “For” the ratification of our independent accountant. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy and voting instructions so that your vote will be counted if you later decide not to attend the meeting.

Sincerely,

/s/ Jeffrey M. Tetzlaff
Jeffrey M. Tetzlaff
President and Chief Executive Officer

The accompanying Proxy Statement is dated August 21, 2009 and is first being mailed to stockholders on or about August 21, 2009.

Cycle Country Accessories Corp.

NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 22, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Cycle Country Accessories Corp., a Nevada corporation, will be held on Tuesday, September 22, 2009, at 6:00 p.m., local time, at Clay County Regional Event Center, 800 West 18th Street, Spencer, IA 51301, for the following purposes:

1.               to re-elect two directors for a term which will expire at the 2012 annual meeting;

2.               to ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the independent registered public accounting firm for our fiscal year ending September 30, 2009; and

3.               to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice and incorporated by reference herein.

The Board of Directors has fixed the close of business on August 6, 2009 as the record date for the determination of holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting shall be open for the examination of any stockholder, for any purpose relevant to the annual meeting, during ordinary business hours, for a period of at least ten days prior to the annual meeting at our principal executive offices at 1701 38th Ave. West, Spencer, Iowa 51301.

A copy of the Company’s annual report on Form 10-KSB for its fiscal year ended September 30, 2008 accompanies this notice.

By Order of the Board of Directors

of Cycle Country Accessories Corp.

Spencer, Iowa

August 21,  2009

Your vote is important. Whether or not you expect to attend the annual meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain from such broker, bank or other nominee a proxy card issued in your name. Contact your broker, bank or other nominee for instructions.

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 22, 2009

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Cycle Country Accessories Corp. (the “Company”) to be voted at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at the Clay County Regional Event Center, 800 West 18th Street, Spencer, IA 51301, beginning at 6:00 p.m. local time on September 22, 2009, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to shareholders on or about August 21, 2009. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes.

Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company’s common stock.

The Company’s principal office is located at 1701 38th Ave. West, PO Box 257, Spencer, Iowa 51301.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Chief Executive Officer, Jeffrey Tetzlaff, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

RECORD DATE

Only shareholders of record at the close of business on August 6, 2009 will be entitled to vote at the Annual Meeting or any adjournment thereof.

ACTIONS TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Mr. Jeffrey M. Tetzlaff, will vote:

1) For the re-election of each of the persons named herein as a nominee for Class I Director of the Company, for a term expiring at the 2012 Annual Meeting of Shareholders or until his successor has been duly elected and qualified;

2) For the ratification of the engagement of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the Company’s independent registered public accounting firm; and

3) According to such person’s judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

VOTING SECURITIES AND VOTING RIGHTS

On August 6, 2009, there were outstanding 5,328,666 shares of Common Stock, par value $0.0001 per share, each of which is entitled to one vote on all matters submitted, including the election of directors. There are no cumulative voting rights.

A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked “WITHHOLD AUTHORITY” with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director.

The vote required for the approval of Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm and for any other matter properly brought before the meeting, will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares present at the meeting that abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter.

While counted for quorum purposes, shares represented by a proxy as to which there is a “broker non-vote” (for example, where a broker does not have discretionary authority to vote the shares) as to one or more matters to be voted on shall not be deemed represented at the meeting as to such matter or matters and, therefore, will have no effect thereon.

Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of August 6, 2009 by each stockholder known by us to own beneficially more than 5% of our Common Stock.

As of August 6, 2009, we had 5,328,666 shares of Common Stock outstanding and 988 stockholders of record.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after August 6, 2009 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

[Two 13Gs reflect addition >5% owners - Financial & Investment Management Group, Ltd. and Tannenbaum/Greenwood Investments—should add unless we know they no longer own shares—footnote information from 13G]

	Amount and
Name and Address of	Nature of	Percentage of
Beneficial Owner	Beneficial Ownership	Class

Joan Bailey	599,296 (direct)	11.25%
1209 Country Club Lane
Spencer, IA 51301

David Bailey Estate	456,296 (direct)	8.56%
1209 Country Club Lane
Spencer, IA 51301

Lisa Bailey	326,889 (direct)	6.13%
24160 Kelley’s Beach Dr
Spirit Lake, IA 51360

Greenwood Investments	503,280 (direct)	9.44%
222 Berkeloy St,
17th Floor
Boston, MA 02116

SECURITY OWNERSHIP OF MANAGEMENT

Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth, as of August 6, 2009, the beneficial ownership of the outstanding Common Stock of each current director (including the nominees for election as directors), each of the Named Executive Officers named in the Summary Compensation Table set forth herein and the executive officers and directors as a group.

	Amount and
Name and Address of	Nature of	Percentage of
Beneficial Owner	Beneficial Ownership	Class

Jeffrey M. Tetzlaff, President and CEO, (1)
Director (2008)	150 (direct)	0.00%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Alan Bailey, VP of Engineering, Director (2005)	510,779 (direct)	9.59%
c/o Cycle Country Accessories Corp.	326,889 (indirect)	6.13%
1701 38th Ave West
Spencer, IA 51301

Phil Kohrs, VP of Manufacturing	300 (direct)	0.01%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Robert Davis, Interim CFO, Corporate Secretary,
Treasurer, and Director (2009)	0 (direct)	0%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

L.G. Hancher, Jr., Chairman of the Board,
And Director (2001)	632,182 (indirect)	11.69%
17322 Westfield Park Rd.
Westfield, IN 46074

Daniel Thralow, Director (2009)	0 (direct)	0%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

All Officers and
Directors as a
Group (6 persons)	1,461,300	27.42%

PROPOSAL 1 - ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES AND CURRENT DIRECTORS

The Company’s ByLaws currently specify that the number of directors shall be not less than three, nor more than nine, subject to amendment by the Board of Directors.  The number of directors currently authorized is five.  The Company’s ByLaws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors.  Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The Company’s Articles of Incorporation, as amended, and ByLaws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of the current Class I Directors expire at the Annual Meeting.

The company recently accepted the early resignation of Messrs. F.L. Miller and Rod Simonsen, whose Class I Director terms would have otherwise come to an end next month at the September 22, 2009 Annual Shareholder Meeting.  (Please see SEC Form 8-K dated Friday, August 14, 2009).  As such directors were not planning to stand for re-election, management requested these early resignations to make room early for two new directors.

Subsequently, Mr. Daniel Thralow and Mr. Robert Davis were nominated and elected unanimously by the remaining Members of the Board of Directors, in accordance with the Company’s ByLaws, to serve the balance of the terms of such directorships.

The full Board of Directors has nominated, as recommended and approved by all of the independent board members, each of Mr. Thralow and Mr. Davis for election as Class I directors for a term expiring at the 2012 annual meeting of stockholders and until their successors have been qualified, or until their earlier death, resignation or removal. Neither Mr. Thralow nor Mr. Davis have served on the Board of Directors prior to their recent appointment.  Each of the nominees has agreed to serve if elected, and the Board of Directors has no reason to believe they will be unable to serve. If any nominee for director is unable to serve, the persons named in the proxy may vote for a substitute nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. THRALOW AND MR. DAVIS AS DIRECTORS TO HOLD OFFICE UNTIL THE 2012 ANNUAL MEETING OF STOCKHOLDERS.

The following table sets forth for each director nominee and for the incumbent directors, such director’s age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class of such director.

Class I:  To serve as Director until 2012

Name	Age	Principal Occupation	Director Since

Daniel Thralow	45	Mr. Thralow is the founder of Thralow Inc., which was the holding company of over 30 niche internet based retail sites including Binoculars.com, Telescopes.com and Peepers.com. Each site became the global leader in its category. Mr. Thralow sold the assets of Thralow Inc. in 2006, and has consulted since.	2009

Robert Davis	48	Mr. Davis is currently a consultant to the Company, acting as the Interim Chief Financial Officer. He has been an entrepreneurial C.E.O. for 20 years, having bought, started, lead, and sold many companies in that period.	2009

Class II: To continue to serve as Director until 2010

Name	Age	Principal Occupation	Director Since

L.G. Hancher, Jr.	54	L.G. “Bob” Hancher Jr. has served as Chief Financial Officer of Commerce Street Venture Group since 2000 and in 2005 assumed the position of CEO as well. Mr. Hancher served as the Director of Marketing of Raynor Garage from 1978 to 1988. In 1993, Mr. Hancher co-founded, and is now a past President of International Sports Management, leaving in 2000 to co-found Commerce Street Venture Group.	2001

Class III: To continue to serve as Director until 2011

Name	Age	Principal Occupation	Director Since

Alan Bailey	50

Alan Bailey joined Cycle Country as a Vice President with the acquisition of Simonsen Iron Works, Inc. on April 29, 2005. Prior to the acquisition, Mr. Bailey served as President of Simonsen Iron Works, a family owned business started in 1906, for the last 6 years. He was also part owner of Simonsen’s. Under Mr. Bailey’s leadership, Simonsen Iron Works experienced 8% average annual growth. Before joining the family business in 1995, he was a mechanical engineer for International Paper. Mr. Bailey is currently serving a three-year term, which will end in 2008. Alan is the spouse of Lisa Bailey and the son of David and Joan Bailey, also owners of the former Simonsen Iron Works.

			2005

Jeffrey M. Tetzlaff	52

Jeff Tetzlaff joined Cycle Country in 2008 as the Company’s President. Mr. Tetzlaff had served as Vice President of Business Development for Commerce Street Venture Group for 4 years prior to joining Cycle Country. As Vice President of Business Development, Mr. Tetzlaff would evaluate businesses for their strengths, weaknesses, the market they were in, and their potential for growth. From 1995 to 2001 Mr. Tetzlaff co-founded and participated in numerous start-up companies in a variety of roles and responsibilities. From 2001 to 2003 Mr. Tetzlaff was Vice President of Sales, Marketing and Business Development for I-TECH Corp., a Computer Peripheral Equipment, Fiber Optic Test Equipment, Testers, Test and Measurement Equipment provider.

			2008

Family Relationships

Alan Bailey is the son of David Bailey and Joan Bailey, and the husband of Lisa Bailey, all of whom are stockholders who hold over 5% of the outstanding shares of the Company.  No family relationships exist among any of our other directors or executive officers.

Agreements to Elect Directors

No agreements exist to elect any of our directors.

CORPORATE GOVERNANCE

Determination of Director Independence

Rules of The American Stock Exchange (“Amex”) require that a majority of the Board of Directors be “independent,” as defined in American Stock Exchange Company Guide Section 121(f). Under the Amex rules, the Board of Directors must make an affirmative determination that a director is independent by determining that the director has no relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has reviewed the independence of its directors under the Amex rules. During this review, the Board of Directors considered transactions and relationships between each director or any member of his family and the Company. With the resignations from the Board of Mr. Miller and Mr. Simonsen, as noted above, the Company is currently out of compliance with the rules of the Amex.  As such, we have notified the Amex of this condition and are working on a plan to get back in compliance as soon as possible.

The Board of Directors has determined that Messrs. L.G. Hancher, Jr. and Daniel Thralow are independent under Amex Rule Section 121(f).

Board of Directors’ Committees and Meetings

The Board of Directors conducts its business through meetings and actions by unanimous written consent of the full board and through an Audit Committee of the board. The Board of Directors has adopted a charter for the Audit Committee that has been attached to this Proxy Statement as Attachment A.

During the fiscal year ended September 30, 2008, the Board of Directors held five regular meetings and the Audit Committee held two regular meetings. During the fiscal year ended September 30, 2008, each member of our Board of Directors attended all of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member.

We have not adopted a formal policy regarding board member attendance at our annual meetings; however, we strongly encourage all board members to attend the annual meeting.

The Audit Committee.  For fiscal year 2008, and until August 10, 2009, the Audit Committee of our Board of Directors was comprised of three directors, L.G. Hancher, Jr., F.L. Miller, and Rod Simonsen.  Each of these individuals was an independent director as defined by the American Stock Exchange rules.

In addition, our Board of Directors has determined that L.G. Hancher, Jr., as defined by the SEC rules, is both independent and an audit committee financial expert.  Mr. Hancher has extensive experience reading, analyzing, and preparing GAAP financial statements and SEC reports and filings.  Mr. Hancher is the Chair of the Audit Committee.

As of August 11, 2009, our Audit Committee is made of Mr. L.G. Hancher and Mr. Daniel Thralow.  We anticipate adding one or more of the independent directors currently sought by the company to be appointed to the Audit Committee.

The Audit Committee is responsible for, among other things:

•                  directly appointing our independent registered public accountants;

•                  discussing with our independent registered public accountants their independence from management;

•                  reviewing with our independent registered public accountants the scope and results of their audit;

•                  approving all audit services and pre-approving all permissible non-audit services to be performed by the independent registered public accountants;

•                  overseeing the financial reporting process and discussing with management and our independent registered public accountants the interim and annual financial statements that we file with the SEC; and

•                  reviewing and monitoring our accounting principles, policies and financial and accounting controls.

Selection of Director Nominees

The Board of Directors does not currently have a standing Nominating Committee or a charter regarding the nominating process. The Board of Directors believes that it is appropriate for it to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company’s Board of Directors. The vote of a majority of the independent directors of the Board of Directors is required to approve a nominee for recommendation to the Board of Directors.

Stockholder Nominations. Stockholders who wish to recommend nominees for consideration by the independent members of the Board of Directors must submit their nominations in writing to our Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The independent members of the Board of Directors may consider such stockholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the stockholders at each annual meeting. Stockholder nominations made in accordance with these procedures and requirements must be addressed to our Corporate Secretary, at 1701 38th Ave. W., Spencer, Iowa 51301.

In addition, stockholders may nominate directors for election without consideration by the Board of Directors. Any stockholder of record may nominate an individual by following the procedures and deadlines set forth in the “Stockholders’ Proposals for 2009 Annual Meeting” section of this proxy statement and by complying with the eligibility, advance notice and other provisions of our bylaws. Under our bylaws, a stockholder is eligible to submit a stockholder proposal if the stockholder is of record and entitled to vote at the annual meeting. The stockholder also must provide timely notice of the proposal to us. To be timely, the stockholder must provide advance notice not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s meeting.

The Board of Directors did not receive any recommended nominee from any stockholder or group of stockholders that beneficially owned more than 5% of our common stock for at least one year as of the date of the recommendation.

Compensation Committee

The Board of Directors does not currently have a standing Compensation Committee. The Board of Directors believes it is appropriate for the Company to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to establish executive officer compensation.

Compensation Committee Report

The independent members of the Board of Directors are, among other things, responsible for:

•        making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation;

•        reviewing and approving corporate goals and objectives relevant to the chief executive officer’s compensation, and determining and approving the chief executive officer’s compensation level based on the Board’s performance evaluation of the chief executive officer;

•        determining and approving the compensation of the other executive officers;

•        reviewing, recommending, and discussing with management the compensation discussion and analysis section included in the Company’s annual proxy statement; and

•        evaluating its performance on an annual basis.

The independent members of the Board of Directors seek input from the CEO on compensation decisions and performance appraisals for all other officers. However, all officer compensation matters are approved by the independent members of the Board of Directors.

The independent members of the Board of Directors are given the opportunity to meet in executive session at each meeting of the Board of Directors. When possible, the independent members of the Board of Directors preview and discuss significant compensation decisions at one meeting before giving formal approval at a subsequent meeting.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics applicable to the Company’s directors, officers (including the Company’s principal executive officer, principal financial officer and principal accounting officer), and employees, known as the Code of Ethics and Standards of Conduct.  The Code of Ethics and Standards of Conduct is available on the Company’s website.  In the event that we amend or waive any of the provisions of the Code of Ethics and Standards of Conduct applicable to our principal executive officer, principal financial officer, or principal accounting officer, we intend to disclose the same on the Company website at www.cyclecountry.com .

Director’s Compensation

Outside, non-management directors receive $500 in common shares as compensation for each board meeting that they attend.  Pursuant to our 2007 Incentive Compensation Plan, for the fiscal year ended September 30, 2008, the non-management directors were issued a total of 3,609 shares of common stock under such Plan in February, 2009. Directors who are employees of the Company receive no additional compensation for their service on the Board

FISCAL YEAR 2008 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)
L.G. Hancher, Jr.	0	1203
F.L. Miller	0	1203
Rod Simonsen	0	1203

EXECUTIVE OFFICERS

In addition to Mr. Tetzlaff, our President and Chief Executive Officer, Mr. Davis, our Interim Chief Financial Officer, and Mr. Bailey, our Vice President or Engineering, whose biographical information appears under “Proposal 1 - Election of Directors,” set forth below are each of our executive officers and their ages as of  August 21, 2009.

Name	Age	Position	Current Position Held Since

Jeffrey M. Tetzlaff	52	President, Chief Executive Officer, and Director	2008

Robert Davis	48	Interim Chief Financial Officer, Corporate Secretary, Treasurer, and Director	2009

Alan Bailey	50	Vice President of Engineering and Director	2005

Phil Kohrs	50	Vice President of Manufacturing	1986

Chairman of the Board

F.L. Miller was unanimously elected by all Directors at the May 20, 2008, Board of Directors Meeting to the position of Chairman of the Board.  As Chairman, F.L. Miller carried out the various duties and responsibilities of that position.  Mr. Miller resigned from the Board effective August 20, 2009.

On August 11, 2009, Mr. L.G. Hancher Jr. was elected by the Directors to the position of  Chairman of the Board.  As Chairman, Mr. Hancher will carry out the duties and responsibilities of that position.  Mr. Hancher has served on the Board since 2001.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation earned over the fiscal years ended September 30, 2008 and 2007 by (1) each person who served as the principal executive officer of the Company during fiscal year 2008, (2) the Company’s two most highly compensated executive officers as of September 30, 2008 with compensation during fiscal year 2008 of $100,000 or more; and (3) up to two additional individuals, if any, who would have otherwise been included under clause (2) above but for the fact that they were not service as an executive officer as of September 30, 2008 (the “named executive officers”).

Annual Compensation

Name and Principal Position	Fiscal Year	Salary	Bonus		Other Annual Compensation		Restricted Stock Awards		Securities Underlying Options	LTIP Payouts	All Other Compensation
Jeffrey Tetzlaff, President	2008	150,000	25,000	(2)	0						1,464	(8)
Randy Kempf, President (9)	2008	208,515	25,370		121	(1)	25,000	(5)	0	0	6,979	(3)
	2007	187,000	0		25	(1)	25,000	(5)	0	0	6.979	(4)
Lisa Bailey, Vice President (10)	2008	100,000	0		500	(1)	0		0	0	0
	2007	100,000	0		500	(1)	0		0	0	0
Alan Bailey, Vice President	2008	100,000	9,272		500	(1)	0		0	0	15,495	(6)
	2007	100,000	9,272		500	(1)	0		0	0	17,097	(7)

(1)           Christmas bonus,.

(2)           Signing Bonus

(3)           Comprised of $6,979 paid for health insurance.

(4)           Comprised of $6,979 paid for health insurance.

(5)                                  Comprised of the second and third of four issuances for a total of $100,000 in restricted company common stock provided in the employment agreement as an inducement to employment incentive.

(6)           Comprised of $4,911 value of personal use of company auto and $10,584 paid for health insurance.

(7)           Comprised of $6,513 value of personal use of company auto and $10,584 paid for health insurance.

(8)           Comprised of $1,464 paid for health insurance.

(9)           Employment terminated April 2008.

(10)         Resigned September 2008.

Stock Option Grants in the past fiscal year

Except for the shares issued to the independent directors, we did not issue any grants of stock or stock options in fiscal year 2008.

Outstanding Equity Awards at Fiscal Year

The following table sets forth unexercised options held by the named executive officers as of the 2008 fiscal year-end.

Outstanding Equity Awards at September 30, 2008

	Option Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Jeff Tetzlaff	500,000	0		1.68	April 2011

Employment Agreements

We have entered into employment agreements with certain of our key executives as follows:

We entered into an employment agreement with Jeffrey Tetzlaff, our President and Chief Executive Officer, who started employment with the company on April 7, 2008. The agreement provides for an initial period of three years, an annual income of $150,000 per year, options for 500,000 common shares set at the April 7th closing price of $1.68, a $25,000 signing bonus, and 50,000 common shares vesting over a three year period.  The agreement also provides for Mr. Tetzlaff to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan.

We entered into an employment agreement with Alan Bailey, our Vice President of Engineering, effective May 1, 2005 for a period of five years under which we have hired him to serve as our Vice President.  The agreement calls for Mr. Bailey to receive an annual income of $125,000 per year plus a bonus equal to one and one-half percent (1.5%) of our net income before taxes and bonus.  The agreement also provides for Mr. Bailey to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, cafeteria plan, and use of an automobile.  Mr. Bailey’s agreement was amended in the third quarter of fiscal 2006 to change his base salary to $100,000 per year.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee Charter was most recently revised and approved by the Board of Directors on December 18, 2002.

In fulfilling its oversight responsibilities with respect to the September 30, 2008 financial statements, the Audit Committee, among other things, has:

•  reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2008, including a discussion of the quality and acceptability of our financial reporting and internal controls;

•  discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

•  discussed with the Company’s independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the Company’s independent registered public accounting firm’s independence; and

•  discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2008.

Respectfully submitted,

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
CYCLE COUNTRY ACCESSORIES CORP.

L.G. Hancher, Jr., Chairman of the Audit Committee
F.L. Miller, Member(4)
Rod Simonsen, Member(5)

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

(4) Mr. F. L. Miller resigned from the Board and the Audit Committee of the Board effective August 10, 2009.

(5) Mr. Rod Simonsen resigned from the Board and the Audit Committee of the Board effective August 10, 2009.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

From time to time, the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

In fiscal 2008, we provided contract manufacturing services to AERO Race Wheels, Inc. which generated approximately $292,964 in revenue.  There was approximately $45,743 in accounts receivable at September 30, 2008.  AERO Race Wheels is owned by Mr. F.L. Miller who was a Director since 2001, as well as the Chairman of our Board of Directors for the fiscal year ended September 30, 2008 and for the period ended August 10, 2009.

All future transactions between the Company and its officers, directors, principal shareholders and affiliates must be approved by a majority of the independent and disinterested outside directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, the Company’s directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that all such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2008 fiscal year except as set forth below.

The Company is aware of the following individual directors, officers or beneficial owners of more than ten percent of the Company’s Common Stock that, during the fiscal year 2008 or for the fiscal year 2008, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934:

None

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has recently appointed Boulay, Heutmaker, Zibell & Co. P.L.L.P. (“Boulay”), effective May 20, 2009 as the Company’s new independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending September 30, 2009 and 2008.

The firm of Henjes, Conner, & Williams, P.C. (“Henjes), acted as the Company’s independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending September 30, 2008 and 2007. Henjes was appointed by the Audit Committee of the Board of Directors and served as Cycle Country’s independent accountants from January 16, 2004 until May 20, 2009.  They were dismissed so that the firm could engage a larger, more full-service audit firm.

Henjes’ reports on the financial statements of the Company for the past three fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the Company’s audit for each of the three most recent fiscal years, there were no disagreements with Henjes on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Henjes, would have caused Henjes to make reference thereto in their report in the financial statements for such years. (See the Company’s SEC 8-K filing dated May 27, 2009 and the attached letter from Henjes marked as Exhibit 16.1 to the 8-K.)

A proposal will be presented at the Annual Meeting to ratify the appointment of Boulay Heutmaker, Zibell, & Co. P.L.L.P. (“Boulay”) as the Company’s new independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company’s ByLaws nor its other governing documents or law require shareholder ratification of the selection of Boulay as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Boulay to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT AND NON-AUDIT FEES

The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2008 and 2007 by Henjes, Conner, & Williams, P.C.:

	Fiscal 2008	Fiscal 2007

Audit Fees	$50,823	$49,811
Audit-Related Fees	1,407	2,358
Tax Fees	4,370	5,630
All Other Fees	7,824	2,538

Total Fees	$64,424	$60,337

The Company paid no fees to Boulay, Heutmaker, Zibell & Co. P.L.L.P. for the fiscal years ended September 30, 2008 and 2007, nor for any prior year.

A description of the types of services provided in each category is as follows:

Audit Fees—Includes audit of the Company’s annual financial statements, review of the Company’s quarterly reports on Form 10-Q, and consents and assistance with and review of registration statements filed with the SEC.  .  The percentage of hours spent by Henjes, Conner, & Williams, P.C. on these services that were attributable to work performed by persons not employed by Henjes, Conner, & Williams, P.C. on a full-time permanent basis did not exceed 50 percent.

Audit-Related Fees—Includes agreed upon procedures related to the acquisition and merger of Simonsen Iron Works, testing key balances and subsidiary ledgers due to conversion from old ERP software to new ERP software, and accounting consultations related to GAAP and the application of GAAP to proposed transactions.

Tax Fees—Includes tax compliance, tax advice and planning.

All Other Fees—Includes time and research related to pre- and post- acquisition issues of Simonsen Iron Works, business segment and property valuations, and other miscellaneous research and assistance provided to the Company.

Audit Committee Pre-Approval Policy

To ensure the independence of the Company’s independent auditor and to comply with applicable securities laws, listing standards, and the Audit Committee charter, the Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by the Company’s independent auditors. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by the Company’s independent auditor (the “Policy”).

The Policy provides that the Company’s independent auditor may not perform any audit, audit-related, or non-audit service for the Company, subject to those exceptions that may be permitted by applicable law, unless: (1) the service has been pre-approved by the Audit Committee, or (2) the Company engaged the independent auditor to perform the service pursuant to the pre-approval provisions of the Policy. In addition, the Policy prohibits the Audit Committee from pre-approving certain non-audit services that are prohibited from being performed by the Company’s independent auditor by applicable securities laws. The Policy also provides that the Chief Financial Officer will periodically update the Audit Committee as to services provided by the independent auditor. With respect to each such service, the independent auditor provides detailed back-up documentation to the Audit Committee and the Chief Financial Officer.

The Audit Committee has recently appointed Boulay, Heutmaker, Zibell & Co. P.L.L.P. effective May 20, 2009 as the Company’s new independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending September 30, 2009 and 2008.

The firm of Henjes, Conner, & Williams, P.C. acted as the Company’s independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending September 30, 2008 and 2007. Henjes, Conner, & Williams, P.C. served as Cycle Country’s independent accountants from January 16, 2004 until May 20, 2009.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Company not later than March 31, 2010, for inclusion in the Company’s proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Shareholder proposals and nominations for directors made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, may be considered at the 2009 Annual Meeting of Shareholders only if timely notice is given to the Company by March 31, 2010. Such notice must include a description of the proposed business and the reasons therefore. The Board of Directors or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a shareholder must meet to have a proposal included in the Company’s proxy statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (712) 262-4191 or send a written request to Cycle Country Accessories Corp., 1701 38th Ave. West, PO Box 257, Spencer, Iowa 51301, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-KSB

A copy of the Company’s 2008 Annual Report on Form 10-KSB accompanies this Proxy Statement, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission.  Copies of the Company’s Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended September 30, 2008 are available to shareholders, without charge, upon written request.  Copies of the exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder.  Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company’s Common Stock entitled to vote at the Meeting.  Stockholders should direct the written requests to Cycle Country Accessories Corp., 1701 38th Ave. W., PO Box 257, Spencer, Iowa, 51301, Attention: Secretary.  Shareholders may also access the Form 10-KSB and the Company’s other filings with the Securities and Exchange Commission through the Company’s website at www.cyclecountry.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 21, 2009

Our 2009 Proxy Materials and Annual Report to Stockholders for fiscal year 2008 are available at www.cyclecountry.com.

By Order of the Board of Directors,

/s/ Robert Davis
Secretary

Spencer, Iowa

August 21, 2009

PROXY

CYCLE COUNTRY ACCESSORIES CORP.

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 22, 2009

The undersigned hereby appoints Mr. Jeffrey M. Tetzlaff, with full power of substitution, or if Mr. Tetzlaff is unable or declines to exercise such rights hereunder, the undersigned appoints Mr. Robert Davis, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.001 par value per share, of Cycle Country Accessories Corp. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Clay County Regional Event Center, 800 West 18th Street, Spencer, Iowa 51301, beginning at 6:00 p.m. local time, September 22, 2009, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.               ELECTION OF DIRECTORS:

Nominees:   Mr. Robert Davis and Mr. Dan Thralow

☐                                    FOR the nominees (or such other person designated by the Board of Directors to replace any unavailable nominee)

☐                                    WITHHOLD AUTHORITY to vote for the nominees.

☐                                    FOR ALL EXCEPT                                              (Instruction: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name in the space provided.)

2.                                       RATIFICATION OF THE ENGAGEMENT OF  BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐	FOR	☐	AGAINST	☐	ABSTENTION

3.                                       OTHER MATTERS

In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Number of shares of Common Stock owned	DATE , 2009
On August 6, 2009 and voted hereunder:

Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.